EXHIBIT 32.1
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                    CERTIFICATION OF CEO AND CFO PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Annual Report on Form 10-K of Able Laboratories, Inc. (the "Company") for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Dhananjay
G. Wadekar, as President and Chief Executive Officer of the Company, and Robert Weinstein, as Chief Financial Officer of the Company, each hereby certifies, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Dhananjay G. Wadekar
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Name:  Dhananjay G. Wadekar
Title:   President and Chief Executive Officer
Date:   March 15, 2004

/s/ Robert Weinstein
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Name:  Robert Weinstein
Title:   Chief Financial Officer
Date:   March 15, 2004